OAKWOOD MORTGAGE INVESTORS, INC. 1999-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH: May-00

                                       Scheduled Principal Balance of Contracts
-------------------------------------------------------------------------------------------------------
Beginning                                                                              Ending          Scheduled
Principal            Scheduled         Prepaid         Liquidated    Loans             Principal       Gross         Servicing
Balance              Principal         Principal       Principal     Repurchased       Balance         Interest      Fee
------------------------------------------------------------------------------------------------------------------------------------
291,660,627.91     (335,781.71)     (1,078,653.82)    (995,577.87)     0.00        289,250,614.51   2,535,864.28      243,050.52
====================================================================================================================================

        Scheduled                               Amount
        Pass Thru             Pass-Through      Available for      Limited             Total
        Interest              Proceeds          Distribution       Guarantee           Distribution
-----------------------------------------------------------------------------------------------------------
      2,292,813.76            631,690.46        4,581,990.27         0.00            4,581,990.27
===========================================================================================================

                                               Certificate Account
------------------------------------------------------------------------------------------------------------------------------------
         Beginning                         Deposits                                            Investment              Ending
          Balance               Principal           Interest           Distributions            Interest               Balance
------------------------------------------------------------------------------------------------------------------------------------
        1,577,138.93        2,405,376.13          2,448,490.13        (5,433,721.83)            4,719.26            1,002,002.62
====================================================================================================================================

                         P&I Advances at Distribution Date
 -------------------------------------------------------------------------------
       Beginning              Recovered            Current            Ending
        Balance               Advances            Advances           Balance
 -------------------------------------------------------------------------------
       2,631,556.98         -2,232,430.24      2,302,022.57       2,701,149.31
 ===============================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1999-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:

Class B Crossover Test                                                            Test Met?
----------------------------------------------------------------------------------------------
(a) Remittance date on or after December 2003                                        N


(b) Average 60 day Delinquency rate <=           5.5%                                Y




(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates
                                                                                     N
                Jan. 2004 - June 2005            7%                                  N
                July 2005 - June 2006            8%                                  N
                July 2006 - Dec. 2007            9.5%                                N
                Dec 2007 and After               10.5%

                                                                                     Y
(e) Current realized loss ratio <=               3.00%

(f) Does Subordinated Certificate percentage equal or
     exceed                                      40.251%
     of Pool Scheduled Principal Balance

                Beginning M balance                          36,812,000.00

                Beginning B-1 balance                        16,004,000.00

                Beginning B-2 balance                        20,807,916.00
                                                   ------------------------
                                                             73,623,916.00
                                                   ------------------------
                Divided by beginning pool
                balance                                     291,660,627.91
                                                                   25.243%           N



 Average 60 day delinquency ratio:

                            Over 60s           Pool Balance            %
                       --------------------------------------------------------

 Current Mo               14,007,262.45       289,250,614.51    4.84%
 1st Preceding Mo         12,775,064.42       291,660,627.91    4.38%
 2nd Preceding Mo         12,392,371.51       294,552,805.39    4.21%
                                                  Divided by      3
                                                               -------------
                                                                4.48%
                                                               =============









 Cumulative loss ratio:

                        Cumulative losses       1,683,037.73
                                          -------------------
 Divided by Initial Certificate Principal     320,093,916.00    0.526%
                                                               =============



 Current realized loss ratio:
                       Liquidation              Pool
                                            Losses            Balance
                                      ----------------------------------------

                Current Mo                  363,887.41       291,660,627.91
                1st Preceding Mo            310,325.25       294,552,805.39
                2nd Preceding Mo            381,903.17       296,735,025.16
                                      ----------------------------------------
                                          1,056,115.83       294,316,152.82    1.435%
                                                                              =============

OAKWOOD MORTGAGE INVESTORS, INC. 1999-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:   May-00


                                                                        Delinquency Analysis

                                                  31 to 59 days                  60 to 89 days              90 days and Over
                  No. of       Principal                    Principal                 Principal                   Principal
                  Loans        Balance           #          Balance          #        Balance            #        Balance
              ------------------------------------------------------------------------------------------------------------------
Excluding Repos    6,631     282,215,969.15     164      5,581,056.59       62        2,055,142.27      107      5,030,699.51

        Repos        193       7,034,645.36       3        113,224.69       18          614,985.47      172      6,306,435.20
              ------------------------------------------------------------------------------------------------------------------

        Total      6,824     289,250,614.51     167      5,694,281.28       80        2,670,127.74      279     11,337,134.71
              ==================================================================================================================


                                                                                          Repossesion Analysis
                                                Active Repos                Reversal        Current Month
                        Total Delinq.                Outstanding           (Redemption)          Repos           Cumulative Repos
                              Principal                Principal             Principal           Principal              Principal
                    #         Balance         #        Balance         #      Balance      #     Balance        #       Balance
                  ---------------------------------------------------------------------------------------------------------------
Excluding Repos    333      12,666,898.37    193      7,034,645.36   -1     (33,645.78)   48    1,712,398.50  412    13,942,791.84

        Repos      193       7,034,645.36
                  ------------------------

        Total      526      19,701,543.73
                  ========================

                   7.7%              6.81%
                  ==========================

OAKWOOD MORTGAGE INVESTORS, INC. 1999-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH: May-00

REPOSSESSION LIQUIDATION REPORT


                                                   Liquidated                                                              Net
                   Account    Customer             Principal         Sales       Insur.       Total      Repossession  Liquidation
     FHA?          Number       Name                Balance        Proceeds      Refunds    Proceeds       Expenses      Proceeds
------------------------------------------------------------------------------------------------------------------------------------
                  1832567 HERNAN ABREU             68,806.12     67,900.00        876.77     68,776.77   10,707.00       58,069.77
                  1832666 SHAUN ISMAN              38,845.55     26,000.00        743.35     26,743.35    2,450.00       24,293.35
                  1836659 PATRICIA BLYTHER         16,515.21     15,400.00      1,845.05     17,245.05    6,097.00       11,148.05
                  1838226 RODNEY P GILLETT         42,487.83     44,150.00          0.00     44,150.00    9,994.50       34,155.50
                  1839760 DAWN E GIBELYOU          22,131.20     23,000.00        556.92     23,556.92    6,325.00       17,231.92
                  1851419 SCHNONEE K SHOPINSKI     12,611.94      1,000.00        574.63      1,574.63    1,100.00          474.63
                  1871433 CHRIS K BULLOCK          31,864.91     30,700.00        813.06     31,513.06    6,556.00       24,957.06
                  1872761 TEKEISHA L CRENSHAW      30,534.60     27,400.00        754.45     28,154.45    6,457.00       21,697.45
                  1887116 KRISTINA A ENOCH         41,060.48     37,900.00          0.00     37,900.00    9,807.00       28,093.00
                  1888791 RICKY WAYNE DEAN         33,331.63     33,900.00      2,456.72     36,356.72    6,652.00       29,704.72
                  1906973 BILL L CHESLIC           29,938.69     30,400.00        189.73     30,589.73    6,547.00       24,042.73
                  1913367 MICHAEL C GILMAN         41,000.92     35,500.00        383.04     35,883.04    6,700.00       29,183.04
                  1915768 ROGER A KRICK JR         36,883.50     31,900.00      1,394.57     33,294.57    6,592.00       26,702.57
                  1920461 CHRISTINE HALL           27,767.30     28,500.00        649.70     29,149.70    6,490.00       22,659.70
                  1923515 FRANK R JAMES            44,338.11     37,900.00      1,333.50     39,233.50    6,772.00       32,461.50
                  1928100 NICHOLAS P PARSONS       29,771.89     27,500.00        521.68     28,021.68    6,460.00       21,561.68
                  1928415 PEGGY ELLIOTT            18,231.83     22,150.00         47.63     22,197.63    9,334.50       12,863.13
                  1929124 WILLARD M LUNSFORD       20,811.41     10,200.00      1,467.36     11,667.36    1,100.00       10,567.36
                  1933530 FRANK D GILLAND JR       34,228.53     34,900.00         65.44     34,965.44    9,717.00       25,248.44
                  1936251 JESUS FEBRES III         27,593.61     24,000.00         91.75     24,091.75    6,355.00       17,736.75
                  1939107 HULA T MEADOWS           26,997.78     28,000.00          0.00     28,000.00    6,475.00       21,525.00
                  1940766 JESSIE HARTWELL          29,948.38     31,900.00        437.34     32,337.34    6,592.00       25,745.34
                  1944115 RICHARD A HOFFER         35,331.40     33,400.00      1,009.13     34,409.13    6,637.00       27,772.13
                  1946045 MARCUS BROWN             22,100.33     24,900.00        427.38     25,327.38    6,382.00       18,945.38
                  1946276 MARTIN F LUJAN           49,994.02     48,500.00         28.89     48,528.89   10,125.00       38,403.89
                  1947597 DEBORAH L TAYLOR         27,404.06     30,900.00        815.41     31,715.41    6,562.00       25,153.41
                  1949775 HARRY H LONG             38,928.70     37,650.00        710.99     38,360.99    9,799.50       28,561.49
                  1951938 TOMMY R DYER             26,531.78     26,500.00        739.12     27,239.12    6,430.00       20,809.12
                  1952670 KRISTI J ROLLINS         26,992.53     24,900.00      2,573.85     27,473.85    6,382.00       21,091.85
                  1957000 FRANK HOLLEY             29,126.12     29,000.00         91.96     29,091.96    6,505.00       22,586.96
                  1961366 JOSHUA W MCCANTS          7,138.51      1,200.00      1,012.68      2,212.68    1,100.00        1,112.68
                  1968189 CYNTHIA J KIDD           26,329.00     24,000.00        410.27     24,410.27    6,355.00       18,055.27
                                                                                                  0.00                        0.00
                                                                                                  0.00                        0.00
                                                                                                  0.00                        0.00
                                                                                                  0.00                        0.00
                                                                                                  0.00                        0.00
                                                                                                  0.00                        0.00
                                                                                                  0.00                        0.00
                                                                                                  0.00                        0.00
                                                                                                  0.00                        0.00
                                                                                                  0.00                        0.00
                                                                                                  0.00                        0.00

                                               Net             Current
        Unrecov.         FHA Insurance      Pass Thru         Period Net       Cumulative
        Advances           Coverage         Proceeds         Gain/(Loss)    Gain/(Loss)
----------------------------------------------------------------------------------------------
        6,994.76             0.00           51,075.01       (17,731.11)
        4,539.93             0.00           19,753.42       (19,092.13)
        2,457.41             0.00            8,690.64        (7,824.57)
        5,097.78             0.00           29,057.72       (13,430.11)
        3,449.08             0.00           13,782.84        (8,348.36)
        3,258.22             0.00           (2,783.59)      (15,395.53)
        2,575.37             0.00           22,381.69        (9,483.22)
        4,503.74             0.00           17,193.71       (13,340.89)
        3,699.50             0.00           24,393.50       (16,666.98)
        4,430.97             0.00           25,273.75        (8,057.88)
        4,818.25             0.00           19,224.48       (10,714.21)
        3,092.29             0.00           26,090.75       (14,910.17)
        4,822.34             0.00           21,880.23       (15,003.27)
        3,664.41             0.00           18,995.29        (8,772.01)
        6,324.23             0.00           26,137.27       (18,200.84)
        3,319.78             0.00           18,241.90       (11,529.99)
        2,225.50             0.00           10,637.63        (7,594.20)
        1,847.89             0.00            8,719.47       (12,091.94)
        3,337.92             0.00           21,910.52       (12,318.01)
        3,282.29             0.00           14,454.46       (13,139.15)
        2,389.38             0.00           19,135.62        (7,862.16)
        2,415.87             0.00           23,329.47        (6,618.91)
        3,681.32             0.00           24,090.81       (11,240.59)
        2,047.44             0.00           16,897.94        (5,202.39)
        3,397.04             0.00           35,006.85       (14,987.17)
        1,887.64             0.00           23,265.77        (4,138.29)
        4,514.95             0.00           24,046.54       (14,882.16)
        2,877.56             0.00           17,931.56        (8,600.22)
        2,810.31             0.00           18,281.54        (8,710.99)
        2,437.86             0.00           20,149.10        (8,977.02)
        1,773.69             0.00             (661.01)       (7,799.52)
        2,949.69             0.00           15,105.58       (11,223.42)
                                                 0.00             0.00
                                                 0.00             0.00
                                                 0.00             0.00
                                                 0.00             0.00
                                                 0.00             0.00
                                                 0.00             0.00
                                                 0.00             0.00
                                                 0.00             0.00
                                                 0.00             0.00
                                                 0.00             0.00
                                                 0.00             0.00

OAKWOOD MORTGAGE INVESTORS, INC. 1999-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH: May-00

REPOSSESSION LIQUIDATION REPORT

                                                   Liquidated                                                              Net
                   Account    Customer             Principal         Sales       Insur.       Total      Repossession  Liquidation
     FHA?          Number       Name                Balance        Proceeds      Refunds    Proceeds       Expenses      Proceeds
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   0.00                        0.00
                                                                                                   0.00                        0.00
                                                                                                   0.00                        0.00
                                                                                                   0.00                        0.00
                                                                                                   0.00                        0.00
                                                                                                   0.00                        0.00
                                                                                                   0.00                        0.00
                                                                                                   0.00                        0.00
                                                                                                   0.00                        0.00
                                                                                                   0.00                        0.00
                                                                                                   0.00                        0.00
                                                                                                   0.00                        0.00
                                                                                                   0.00                        0.00
                                                                                                   0.00                        0.00
                                                                                                   0.00                        0.00
                                                                                                   0.00                        0.00
                                                                                                   0.00                        0.00
                                                                                                   0.00                        0.00
                                                                                                   0.00                        0.00
                                                 -----------------------------------------------------------------------------------
                                                 995,577.87        931,150.00     23,022.37  954,172.37     211,557.50   742,614.87
                                                 ===================================================================================


                                               Net             Current
        Unrecov.         FHA Insurance      Pass Thru         Period Net       Cumulative
        Advances           Coverage         Proceeds         Gain/(Loss)    Gain/(Loss)
----------------------------------------------------------------------------------------------



                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
                                               0.00             0.00
--------------------------------------------------------------------------------------------
        110,924.41            0.00       631,690.46      (363,887.41)       (1,683,037.73)
============================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1999-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH: May-00

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                      Original           Beginning      Beginning Principal     Current              Current
                    Cert.            Certificate        Certificate      Shortfall Carry-      Principal            Principal
                    Class             Balances           Balances              Over               Due                  Paid
------------------------------------------------------------------------------------------------------------------------------------
Senior Certificates
A-1                                  72,200,000.00      43,766,711.91           0.00         2,410,013.40         2,410,013.40

A-2                                 174,270,000.00     174,270,000.00           0.00                 0.00                 0.00




                                  --------------------------------------------------------------------------------------------------
Total Certificate Principal Bal.    246,470,000.00     218,036,711.91           0.00         2,410,013.40         2,410,013.40
                                  ==================================================================================================



                                      Ending Principal           Ending                            Principal Paid
                    Cert.             Shortfall Carry-        Certificate          Pool              Per $1,000
                    Class                   Over                Balances          Factor            Denomination
----------------------------------------------------------------------------------------------------------------------
Senior Certificates
A-1                                         0.00             41,356,698.51        57.28075%          33.379687

A-2                                         0.00            174,270,000.00       100.00000%           0.000000



                                  -----------------------------------------
Total Certificate Principal Bal.            0.00            215,626,698.51
                                  =================================================================================


                                                     Original              Beginning        Beginning Principal        Current
Subordinate Certificates                            Certificate           Certificate        Shortfall Carry-         Principal
                                                     Balances              Balances                Over                  Due
                                               -------------------------------------------------------------------------------------
M-1                                                 20,808,000.00         20,808,000.00            0.00                 0.00
M-1 Outstanding Writedown                                                          0.00                                 0.00

M-2                                                 16,004,000.00         16,004,000.00            0.00                 0.00
M-1 Outstanding Writedown                                                          0.00                                 0.00

B-1                                                 16,004,000.00         16,004,000.00            0.00                 0.00
B-1 Outstanding Writedown                                                          0.00                                 0.00

B-2                                                 20,807,916.00         20,807,916.00            0.00                 0.00
B-2 Outstanding Writedown                                                          0.00                                 0.00


                                               -------------------------------------------------------------------------------------

Total Excluding Writedown Bal.                      73,623,916.00         73,623,916.00            0.00                 0.00
                                               =====================================================================================

All Certificates Excluding Writedown Bal.          320,093,916.00        291,660,627.91            0.00         2,410,013.40
                                               =====================================================================================


                                                  Current    Ending Principal    Current        Ending                Principal Paid
Subordinate Certificates                         Principal   Shortfall Carry-   Writedown/   Certificate      Pool       Per $1,000
                                                    Paid           Over         (Writeup)      Balances      Factor     Denomination
                                           -----------------------------------------------------------------------------------------
M-1                                                0.00            0.00           0.00      20,808,000.00   100.00000%    0.000000
M-1 Outstanding Writedown                                                         0.00

M-2                                                0.00            0.00           0.00      16,004,000.00   100.00000%    0.000000
M-1 Outstanding Writedown                                                         0.00

B-1                                                0.00            0.00           0.00      16,004,000.00   100.00000%    0.000000
B-1 Outstanding Writedown                                                         0.00

B-2                                                0.00            0.00           0.00      20,807,916.00   100.00000%    0.000000
B-2 Outstanding Writedown                                                         0.00


                                           ---------------------------------------------------------------

Total Excluding Writedown Bal.                     0.00            0.00           0.00      73,623,916.00
                                           ===============================================================

All Certificates Excluding Writedown Bal.  2,410,013.40            0.00           0.00     289,250,614.51
                                           ===============================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1999-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH: May-00


CERTIFICATE INTEREST ANALYSIS

                                            Beginning Carry-                          Current Carry-
              Senior        Pass-Through      Over Priority    Current Priority       Over Priority                  Ending Carry-
           Certificates         Rate        Interest Balance   Interest Accrual      Interest Accrual      Paid       Over Balance
                           ---------------------------------------------------------------------------------------------------------
A-1                            6.70250%            0.00           252,603.83              0.00           252,603.83      0.00

A-2                            7.47500%            0.00         1,085,556.88              0.00         1,085,556.88      0.00



                                        --------------------------------------------------------------------------------------

                                        ======================================================================================
Total                                              0.00         1,338,160.71              0.00         1,338,160.71      0.00
                                        ======================================================================================


                             Interest Paid
              Senior           Per $1,000          Total Class
           Certificates       Denomination         Distribution
                           ------------------------------------------
A-1                              3.49867           2,662,617.23

A-2                              6.22917           1,085,556.88


                                         -----------------------

                                         =======================
Total                                              3,748,174.11
                                         =======================

                                         Beginning Carry-                         Current Carry-     Priority       Ending Carry-
Subordinate              Pass-Through      Over Priority      Current Priority    Over Priority      Interest       Over Priority
Certificates                 Rate        Interest Balance     Interest Accrual   Interest Accrual      Paid        Interest Balance
                         -----------------------------------------------------------------------------------------------------------
M-1                       8.07000%                0.00           139,933.80           0.00           139,933.80             0.00

M-2                       8.75000%                0.00           116,695.83           0.00           116,695.83             0.00

B-1                       6.90000%                0.00            92,023.00           0.00            92,023.00             0.00

B-2                       6.90000%                0.00           119,645.52           0.00           119,645.52             0.00

Limited Guarantee                                                                                          0.00

Service Fee                                       0.00           243,050.52           0.00           243,050.52             0.00

X                                         1,319,150.32           486,354.90           0.00           122,467.49     1,683,037.73

R                                                 0.00                 0.00           0.00                 0.00             0.00
                                   -------------------------------------------------------------------------------------------------


Total                                     1,319,150.32         1,197,703.57           0.00           833,816.16     1,683,037.73
                                   =================================================================================================

All Certificates                          1,319,150.32         2,535,864.28           0.00         2,171,976.87     1,683,037.73
                                   =================================================================================================


                           Beginning Carry     Current Writedown      Current Carry-                          Ending Carry-
Subordinate                 Over Writedown          Interest          Over Writedown        Writedown         Over Writedown
Certificates               Interest Balance         Accrued          Interest Accrued     Interest Paid      Interest Balance
                        --------------------------------------------------------------------------------------------------------
M-1                             0.00                   0.00                0.00               0.00                 0.00

M-2                             0.00                   0.00                0.00               0.00                 0.00

B-1                             0.00                   0.00                0.00               0.00                 0.00

B-2                             0.00                   0.00                0.00               0.00                 0.00

Limited Guarantee

Service Fee

X

R
                        ------------------------------------------------------------------------------------------------


Total                           0.00                   0.00                0.00               0.00                 0.00
                        ================================================================================================

All Certificates                0.00                   0.00                0.00               0.00                 0.00
                        ================================================================================================



                      Interest Paid
Subordinate            Per $1,000        Total Class
Certificates          Denomination       Distribution
                      --------------------------------
M-1                     6.72500         139,933.80

M-2                     7.29167         116,695.83

B-1                     5.75000          92,023.00

B-2                     5.75000         119,645.52

Limited Guarantee                             0.00

Service Fee                             243,050.52

X                                       122,467.49

R                                             0.00

                                -------------------

Total                                   833,816.16
                                ===================

All Certificates                      4,581,990.27
                                ===================